UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

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MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

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MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

200 Park Avenue, 7th Floor

New York, NY 10166

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DECEMBER 6, 2017

New York, New York

September 29, 2017

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on December 6, 2017. The proxy statement and annual report to shareholders are available without charge at the respective websites listed below or by calling the Fund at 1-877-848-4140.

Annual Report: https://www.insightinvestment.com/globalassets/documents/mzf-reports/mzf-annual-report-2017

Annual Proxy Statement: https://www.insightinvestment.com/globalassets/documents/mzf-reports/mzf-annual-proxy-statement-2017

TO THE SHAREHOLDERS OF MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND:

The Annual Meeting of Shareholders of the Managed Duration Investment Grade Municipal Fund (the “Fund”) will be held on December 6, 2017, at 10:30 a.m. Eastern Time, at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania (the “Annual Meeting”) for the following purposes:

1.	The election of the Trustee nominee named in the accompanying proxy statement, Ellen D. Harvey, as a Class I Trustee of the Fund by holders of common and preferred shares, to serve until 2020 or until her successor is duly elected and qualified;

2.	The election of the Trustee nominee named in the accompanying proxy statement, Suzanne P. Welsh, as a Class I Trustee of the Fund by holders of preferred shares, to serve until 2020 or until her successor is duly elected and qualified;

3.	The election of the Trustee nominee named in the accompanying proxy statement, Thomas E. Spock, as a Class III Trustee of the Fund by holders of preferred shares, to serve until 2019 or until his successor is duly elected and qualified; and

4.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The subjects referred to above are discussed in detail in the Proxy Statement accompanying this notice. Each shareholder is invited to attend the Annual Meeting in person. You will need proof of ownership of the Fund’s shares of beneficial interest to enter the meeting or, if your shares are held in a brokerage or bank account (in “street name”), a proxy from the street name holder. Shareholders of record at the close of business on September 18, 2017 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. If you cannot be present at the Annual Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy card in order that the Annual Meeting can be held without additional expense and a maximum number of shares may be voted.

By Order of the Board of Trustees,

Clifford D. Corso, President

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. YOU
MAY TAKE ADVANTAGE OF THE INTERNET OR OTHER VOTING PROCEDURES AS
DESCRIBED IN THE PROXY STATEMENT. IF YOU VOTE USING THE ENCLOSED PROXY CARD,
DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS
ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER
SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE
PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU CHOOSE TO VOTE AT THE
ANNUAL MEETING IN-PERSON, PLEASE CONTACT THE FUND AT 1-877-848-4140 FOR
DIRECTIONS TO THE MEETING LOCATION.

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

200 Park Avenue, 7th Floor

New York, NY 10166

We encourage you to read the full text of the enclosed Proxy Statement to shareholders (“Proxy Statement”). For your convenience we also have provided answers to frequently asked questions relating to, and a brief summary of, the proposals to be voted on by shareholders at the annual meeting of shareholders to be held on December 6, 2017 (the “Annual Meeting”). The following “Frequently Asked Questions” section is a summary and is not intended to be as detailed as the discussion found later in the Proxy Statement. For that reason, the information in this section is qualified in its entirety by reference to the enclosed Proxy Statement.

FREQUENTLY ASKED QUESTIONS

Q. What are shareholders being asked to vote upon?

A. You are receiving these proxy materials – a package that includes the Proxy Statement and your proxy card – because you have the right to vote on important matters concerning your investment in Managed Duration Investment Grade Municipal Fund (the “Fund”).

In summary, you are being asked to elect two of the current Trustees to be Preferred Trustees and to reelect one current Trustee to the Board of Trustees (the “Board”) of the Fund.

Q. Why am I being asked to elect two Preferred Trustees and reelect one current Trustee?

A. At the 2016 annual meeting of shareholders Ms. Harvey and Ms. Welsh were elected as Class I Trustees of the Fund, to serve until 2017. Mr. Spock was elected as a Class III Trustee of the Fund by holders of Common Shares and Preferred Shares, to serve until 2019.

Ms. Harvey is proposed for reelection by holders of Common Shares and Preferred Shares for a three year term ending in 2020. Ms. Welsh and Mr. Spock are each one of the two Trustees designated to represent the Preferred Shareholders. Ms. Welsh’s term as a Class I Trustee, if elected at this meeting, will expire in 2020, and Mr. Spock’s term as a Class III Trustee, if elected at this meeting, will expire at the end of his current term ending in 2019.

Q. What vote is required to elect each of the nominee Trustees?

A. The election of Ms. Harvey to the Board of Trustees will require the affirmative vote of a majority of the Common Shares and Preferred Shares (voting together as a single class) present and entitled to vote for the election of Trustees at the Annual Meeting, in person or by proxy. The election of Mr. Spock and Ms. Welsh as Preferred Trustees will require the affirmative vote of a majority of the Preferred Shares (voting as a separate class) present and entitled to vote for the election of Trustees at the Annual Meeting, in person or by proxy.

Q. How does the Fund’s Board recommend that I vote?

A. After careful consideration, the Board unanimously recommends that you vote “FOR ALL” the nominees on the enclosed proxy card.

Q. How is a quorum established?

A. In accordance with the Fund’s Third Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the Common Shares and Preferred Shares entitled to vote at the Annual Meeting, counted together as a single class. In the event that a quorum is not present at the Annual Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve any Board proposal, the Annual Meeting may be adjourned to permit further solicitation of proxies. The presiding officer or Trustee of the Fund for the Annual Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Annual

Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund’s Declaration of Trust and Fourth Amended and Restated By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

Q. How do I place my vote?

A. In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph, personal interview or via the Internet. You may provide the Fund with your vote by mail with the enclosed proxy card, or by following the instructions on the enclosed proxy card, or in person at the Annual Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the instructions on the enclosed proxy card to utilize any of these voting methods.

YOUR VOTE IS IMPORTANT. THANK YOU FOR PROMPTLY RECORDING YOUR VOTE.

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

200 Park Avenue, 7th Floor

New York, NY 10166

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 6, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Managed Duration Investment Grade Municipal Fund (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held on December 6, 2017, at 10:30 a.m. (Eastern Time), at the offices of Pepper Hamilton LLP, 899 Cassatt Road, Berwyn, Pennsylvania, and at any adjournments thereof (the “Annual Meeting”). A Notice of Annual Meeting of Shareholders and proxy card accompany this Proxy Statement and were first sent or delivered to shareholders on or about September 29, 2017.

In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph, personal interview or via the Internet. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund’s shares of beneficial interest. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the Fund before or at the Annual Meeting. Voting electronically or telephonically, or signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the Annual Meeting and vote your shares in person. There is no shareholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Annual Meeting. The cost of soliciting proxies will be paid by the Fund.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE INCUMBENT NOMINATED TRUSTEES AND THE TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

The Fund’s shares of beneficial interest trade on the New York Stock Exchange under the ticker symbol “MZF”.

The close of business on September 18, 2017, has been fixed as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”) and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held, with no shares having cumulative voting rights. On September 18, 2017, there were 6,800,476 shares of the Fund’s common shares (“Common Shares”) outstanding and, there were 600 shares of the Fund’s Series 2020 Variable Rate MuniFund Term preferred shares (“Preferred Shares”) outstanding. These classes of stock are the only classes of stock currently authorized by the Fund.

In accordance with the Fund’s Third Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the Common Shares and Preferred Shares entitled to vote at the Annual Meeting. However, a quorum for the election of Ms. Suzanne P. Welsh and Mr. Thomas E. Spock, as discussed below, is constituted by the presence in person or by proxy of the holders of record of a majority of the Preferred Shares entitled to vote at the Annual Meeting. In the event that a quorum is not present at the Annual Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve any Board proposal, the Annual Meeting may be adjourned to permit further solicitation of proxies. The presiding officer or Trustee of the Fund for the Annual Meeting or the affirmative vote of a majority of the persons designated as proxies may adjourn the Annual Meeting to permit further solicitation of proxies or for other reasons consistent with Delaware law and the Fund’s Declaration of Trust and Fourth Amended and Restated By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

The Fund’s most recent Annual Report, including audited financial statements for the fiscal year ended July 31, 2017, has been mailed to shareholders and is also available upon request without charge by writing to the Fund at the address set forth above or by calling the Fund at 1-877-848-4140.

PROPOSAL 1:     ELECTION OF TRUSTEES

At the Annual Meeting, the preferred shareholders of the Fund (the “Preferred Shareholders”) will have equal voting rights (i.e., one vote per share) with the Fund’s common shareholders (the “Common Shareholders”) and, except as shown in the summary chart below, will vote together with the Common Shareholders as a single class on all proposals to be brought before the Annual Meeting. As summarized below, the Preferred Shareholders, voting as a separate class, have the right to vote on the election of the Trustees designated to represent the Preferred Shares. Ms. Welsh and Mr. Spock are each one of the two Trustees designated to represent the Preferred Shareholders. Common Shareholders will not participate in the election of Ms. Welsh and Mr. Spock. The election of Ms. Harvey will require the affirmative vote of a majority of the votes of the Common Shareholders and the Preferred Shareholders, voting together as a single class, of the Fund cast for the election of Trustees at the Annual Meeting, in person or by proxy.

Trustee Nominee Name	Class	Common Shareholders	Preferred Shareholders
Ellen D. Harvey	I	X	X
Suzanne P. Welsh	I	N/A	X
Thomas E. Spock	III	N/A	X

The Fund’s Board of Trustees is presently comprised of five (5) Trustees. The Board is divided into three classes, and members of each class hold office for a term of three years or until their successors are elected and qualified. The term of one class expires in each year. At the Annual Meeting of Shareholders held on November 16, 2016, the Fund’s shareholders elected each of the current Trustees to staggered terms in accordance with the Declaration of Trust. Accordingly, the term of office of only a single class of Trustees will expire in 2017. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The term of office of the Class I Trustees, if elected at this Annual Meeting, will expire at the annual meeting of shareholders to be held in 2020, or thereafter when their respective successors are duly elected. The term of office of the Class II Trustee expires at the annual meeting of shareholders to be held in 2018, or thereafter when his successor is duly elected. The term of office of the Class III Trustees, including Mr. Spock, expires at the annual meeting of shareholders to be held in 2019, or thereafter when their respective successors are duly elected.

The Trustees to be elected at the Annual Meeting are to hold office until their successors shall have been elected and shall have qualified. Except as otherwise directed on the proxy card, it is the intention of the persons named on the proxy card to vote FOR the election of the trustees named below, each of whom has consented to being named in this proxy statement and to serve if elected. If any of the nominees is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees nominated by those Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”). The Fund currently knows of no reason why any of the trustees listed below would be unable or unwilling to serve if elected. Officers of the Trust serve until death, resignation or removal. Certain information regarding each of the nominees as well as the current Trustees and executive officers of the Fund is set forth below. Unless otherwise noted, the mailing address of each Trustee and executive officer is c/o Cutwater Investor Services Corp. d/b/a Insight Investment (herein referred to as “Insight” or the “Adviser”), 200 Park Avenue, 7th Floor, New York, NY 10166.

Name, Address and Age	Position Held with Fund	Year First Became Trustee	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee
Nominees for Trustee—“Independent Persons”
Ellen D. Harvey Born: February 1954	Trustee	2016.	Principal, Lindsay Criswell LLC beginning July 2008; Managing Director, Miller Investment Management beginning September 2008.	2	Director, Aetos Capital Funds (3 portfolios).

Thomas E. Spock Born: May 1956	Trustee (Preferred)	2016.	Partner at Scalar Media Partners, LLC since June 2008.	2	None.

Suzanne P. Welsh Born: March 1953	Trustee (Preferred)	2016.	Retired; former Vice President for Finance and Treasurer, Swarthmore College from August 2002 to June 2014.	2	None.

Current Trustees
Independent Trustees
W. Thacher Brown Born: December 1947	Trustee, Chairman of the Board	2016.	Retired.	2	None.

Ellen D. Harvey	See “Nominees for Trustee—Independent Persons” above.

Thomas E. Spock	See “Nominees for Trustee—Independent Persons” above.

Suzanne P. Welsh	See “Nominees for Trustee—Independent Persons” above.

Interested Trustee
Clifford D. Corso Born: October 1961	Trustee, and President	2003, and 2012.	Chief Executive Officer, Insight North America since Jan. 2015; Chief Investment Officer of the Adviser since 2005.	2	None.

(1)	The Fund Complex consists of the Fund and Insight Select Income Fund, each of which are advised by the Adviser.

Current Officers

Name, Address and Age	Position Held with Fund	Position Since	Principal Occupation for Past 5 Years
Clifford D. Corso	President		See “Interested Trustee” above.

James DiChiaro Born: November 1976	Vice President	2016.	Portfolio Manager of Cutwater Investor Services Corp.

Thomas Stabile Born: March 1974	Treasurer	2016.	Officer of Cutwater Investor Services Corp.

Additional Information Concerning the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with Insight, as investment adviser to the Fund, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion.

Mr. Corso is an “interested person” (as defined in the 1940 Act) by virtue of his position at Insight. Each Trustee of the Fund, excluding Mr. Corso, is not an “interested person” of the Fund (such Trustees who are not interested persons of the Fund being referred to as the “Independent Trustees”).

Trustee Qualification

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board of Trustees’ conclusion that each individual identified below is qualified to serve as a Trustee of the Fund. In determining that a particular Trustee was qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which was controlling. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support the conclusion that each Trustee is qualified to serve as a Trustee of the Fund.

In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Brown, business, accounting and finance expertise and experience as a president, board member and/or executive officer of various businesses; Ms. Harvey, business and finance expertise and experience as a senior vice president, chairperson, principal and/or board member of various businesses and non-profit and other organizations; Mr. Spock, business and finance expertise and experience as an executive vice president, vice president and chief financial officer of various businesses; Ms. Welsh, business, finance and accounting expertise and experience as a college treasurer and chief financial officer; and Mr. Corso , business, finance, regulatory and investment matters and experience as the Chief Executive Officer of Insight North America and previously, Chief Investment Officer of Insight. Each Trustee and nominee also has considerable familiarity with Insight and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of substantial prior service as a Trustee of a fund, as applicable.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. The Chairman of the Board is an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board of Trustees. The Chairman also presides at all meetings of the Board of Trustees and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust or By-Laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. Through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management with counsel to the Fund. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Trustees Attendance At Meetings

The Board held eight meetings during the Fund’s fiscal year ended July 31, 2017. All Independent Trustees attended 100% of all meetings of the Board and each committee of which they were members. Each Trustee attended at least 75% of the aggregate number of meetings of the Board and the committees for which he was eligible. The Fund does not have a written policy regarding attendance by Trustees at annual meetings of shareholders although Trustees are encouraged to attend annual meetings of shareholders.

The Board has an Audit Committee and a Nominating and Governance Committee that meet periodically during the year and whose responsibilities are described below.

Board’s Role in Risk Oversight

Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, Insight and other service providers to the Fund, as applicable, also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. Typically, on at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from Insight on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Insight personnel and has approved valuation and pricing procedures applicable to valuing the Fund’s securities, which the Board and its Audit Committee periodically review. The Board also requires Insight to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Role of Diversity in Considering Board Candidates

In considering Trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of each Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

Trustees’ Prior Legal and Disciplinary Actions

The Trustees, including the nominees, have no prior legal or disciplinary actions.

Board Committees and Meetings

The Board is responsible for ensuring that the Fund is managed in the best interest of its shareholders. The Trustees oversee the Fund’s business by, among other things, meeting with the Fund’s management and evaluating the performance of the Fund’s service providers including Insight and BNY Mellon and certain of its affiliates. As part of this process, the Trustees consult with the Fund’s independent registered public accounting firm and with their independent legal counsel.

Audit Committee

The Audit Committee of the Board currently consists of Mr. Brown, Ms. Harvey, Mr. Spock and Ms. Welsh, each of whom is an “independent” member of the Board, as that term is defined by the New York Stock Exchange’s listing standards, and also a “non-interested person” as that term is defined in the 1940 Act. Ms. Welsh serves as the Chairperson of the Audit Committee. The Board has determined that Ms. Welsh qualifies as an “audit committee financial expert” as such term is defined in Item 3 of Form N-CSR.

The Audit Committee is, among other things, responsible for: (i) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls over financial reporting and the quality, integrity and objectivity of the Fund’s financial statements and the independent audit thereof, (ii) approving prior to appointment the engagement of the Fund’s independent registered public accounting firm, (iii) selecting, overseeing and approving the compensation of the Fund’s independent registered public accounting firm, and (iv) discussing the Fund’s annual audited financial statements and semi-annual financial statements with management and the independent registered public accounting firm.

The Audit Committee reviews the scope of the audit by the Fund’s independent accountants, confers with the independent accountants with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund. The Audit Committee also selects and retains the independent accountants for the Fund. During the fiscal year ended July 31, 2017, the Audit Committee held four meetings. The Board has adopted a written charter for the Audit Committee (the “Audit Committee Charter”), the most recent version of which was approved by the Board on May 10, 2017. The Fund’s Audit Committee Charter is attached hereto as Exhibit A.

Nominating and Governance Committee

The Nominating and Governance Committee, the principal functions of which are to select and nominate persons for election as Trustees of the Fund and to oversee certain corporate governance matters of the Fund, is currently composed of Mr. Brown, Ms. Harvey, Mr. Spock and Ms. Welsh. Ms. Harvey serves as the Chairperson of the Nominating and Governance Committee. Only Trustees who are not “interested persons” of the Fund as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Nominating and Governance Committee. The Nominating and Governance Committee may accept nominees recommended by the shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations that include biographical data and set forth the qualifications of the proposed nominee to the Fund’s Secretary. The Nominating and Governance Committee held two meetings during the last fiscal year. During the fiscal year ended July 31, 2017, four new Independent Trustee nominees and one continuing Trustee nominee were recommended to, or approved by, the Nominating and Governance Committee.

The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on December 7, 2016 (the “Nominating and Governance Committee Charter”).

The Nominating and Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. While the Nominating and Governance Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote, the Nominating and Governance Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standards). However, as set forth in the Nominating and Governance Committee Charter, the Nominating and Governance Committee may consider the following factors in evaluating a person as a potential nominee to serve as a Trustee of the Fund, among any others it may deem relevant:

•	whether or not the individual is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

•	whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

•	whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Fund;

•	the contribution the individual can make to the Board and the Fund, with consideration being given to the individual’s educational background and business and professional experience;

•	the character and integrity of the individual;

•	the overall diversity of the Board’s composition; and

•	the Nominating and Governance Committee may, but is not required to, retain a third party search firm at the Fund’s expense to assist in the identification of Independent Trustee nominees.

Following an initial evaluation by the Committee, a nominee must:

•	be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Fund;

•	be prepared to submit character references and agree to appropriate background checks; and

•	be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee’s qualifications.

Shareholder Communications with Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent to the principal place of business of the Fund, c/o Managed Duration Investment Grade Municipal Fund, 200 Park Ave, 7th Floor, New York, NY 10166.

Trustee and Executive Officer Compensation

Insight or its affiliates pay all compensation of officers and employees of the Fund who are affiliated persons of BNY Mellon or its subsidiaries.

The Fund pays each Independent Trustee a combined fee of $1,250 per quarter for services on the Board and on the committees. Additionally, the Fund pays each Independent Trustee a fee of $1,000 per Board meeting and $500 per committee meeting (half of these amounts if the meetings are held telephonically). The Chairperson of the Board, so long as he or she is an Independent Trustee, receives an additional $4,500 per year for his service, and the Chairperson of each of the Audit Committee and the Nominating and Governance Committee receives an additional $1,500 per year for his or her service. The Fund reimburses each Independent Trustee for his or her out-of-pocket expenses relating to attendance at Board and committee meetings. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

The aggregate compensation paid by the Fund to each of its Trustees serving during the fiscal year ended July 31, 2017 is set forth in the compensation table below. The Fund’s four Independent Trustees serve on the Board of another registered investment company to which the Fund’s investment adviser or an affiliated person of the Fund’s investment adviser provides investment advisory services.

Name of Person and Position with Fund(1)	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex(2)
Randall C. Barnes*	$4,125	$0	$0	$4,125
Ronald A. Nyberg*	$5,288	$0	$0	$5,288
Ronald E. Toupin, Jr.*	$4,915	$0	$0	$4,915
W. Thacher Brown, Trustee	$8,500	$0	$0	$35,750
Ellen D. Harvey, Trustee	$8,500	$0	$0	$32,750
Thomas E. Spock, Trustee	$8,500	$0	$0	$32,818
Suzanne P. Welsh, Trustee	$8,500	$0	$0	$35,250

*	Retired effective November 16, 2016.
(1)	Trustees not eligible for compensation are not included in the table.
(2)	The Fund Complex consists of the Fund and Insight Select Income Fund, each of which are advised by the Adviser.

Ownership of Fund Securities

The following table includes the ownership of Fund shares by the Trustees of the Fund as of the Record Date.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex(1)
Independent Trustees
W. Thacher Brown	None	Over $100,000
Ellen D. Harvey	$1-$10,000	$10,001-$50,000
Thomas E. Spock	None	$50,001-$100,000
Suzanne P. Welsh	$10,001-$50,000	$10,001-$50,000

Interested Trustee
Clifford D. Corso	None	$1-$10,000

(1)	The Fund Complex consists of the Fund and Insight Select Income Fund, each of which are advised by the Adviser.

None of the Independent Trustees, and no immediate family member of any Independent Trustee, owns securities of the Fund’s investment adviser, or any control person of the Fund’s investment adviser. As of the Record Date, the Trustees and executive officers (7 persons) beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares.

Required Vote

The election of Ms. Welsh and Mr. Spock to the Board of Trustees will require the affirmative vote of a majority of the Preferred Shares (voting as a separate class) present and entitled to vote for the election of Trustee at the Meeting, in person or by proxy. The election of Ms. Harvey to the Board of Trustees will require the affirmative vote of a majority of the Common Shares and Preferred Shares (voting together as a single class) present and entitled to vote for the election of Trustees at the Meeting, in person or by proxy.

Broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power on a particular matter) will not be counted as shares present for quorum purposes with respect to such matters. Assuming the presence of a quorum, votes withheld and abstentions will have the same effect as votes against the Proposal and broker non-votes will have no effect on the vote on the Proposals.

THE TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT “INTERESTED PERSONS,” UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR ALL” THE NOMINEES FOR TRUSTEE.

Expenses of Proxy Solicitation

The Fund will bear all costs in connection with the solicitation of proxies for the Annual Meeting. Certain officers of the Fund and certain officers and employees of Insight or its affiliates (none of whom will receive additional compensation therefore) or BNY Mellon or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

ADDITIONAL INFORMATION

Information Regarding the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has been selected to serve as the Fund’s independent accountants for the Fund’s fiscal year ending July 31, 2018. Tait Weller acted as the Fund’s independent accountants for the fiscal year ended July 31, 2017. The Fund knows of no direct financial or material indirect financial interest of Tait Weller in the Fund. A representative of Tait Weller will not be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

Effective March 8, 2017, Managed Duration Investment Grade Municipal Fund (the “Fund’’), by action of its Audit Committee, which was confirmed and approved by its Board of Trustees, selected Tait Weller & Baker LLP (“Tait Weller”) to succeed Ernst & Young LLP (“EY’’) as the independent registered public accounting firm to the Fund and to audit the Fund’s financial statements for the fiscal year ending July 31, 2017.

EY resigned as the independent registered public accounting firm to the Fund on March 8, 2017. EY’s reports on the Fund’s financial statements for the two most recent fiscal years ended July 31, 2016 and July 31, 2015, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s two most recent fiscal years ended July 31, 2016 and July 31, 2015 and through March 8, 2017: (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events’’ of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

EY’s resignation does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, EY. During the Fund’s two most recent fiscal years, neither the Fund, nor anyone on their behalf, consulted with Tait Weller on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Fund has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether EY agrees with the above statements with respect to EY. A copy of the letter from EY to the SEC was filed as an Exhibit to the Fund’s Form 8-K, filed on March 16, 2017.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended July 31, 2017 with Fund management. Further, the Audit Committee has discussed with Tait, Weller & Baker LLP (“Tait Weller”), the Fund’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee has received the written disclosures and a letter from Tait Weller required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence) and has discussed with Tait Weller their independence. Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to shareholders for filing with the U.S. Securities and Exchange Commission (“SEC”) for the fiscal year ended July 31, 2017. Additionally, the Audit Committee recommended that Tait Weller be appointed as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2018.

Submitted by the Audit Committee of the Fund’s Board of Trustees

Suzanne P. Welsh, Chairperson

W. Thacher Brown

Ellen D. Harvey

Thomas E. Spock

Set forth in the table below are audit fees and non-audit related fees billed charged by the Fund’s independent registered public accounting firms for professional services received during and for the Fund’s fiscal years ended July 31, 2016 and 2017, respectively.

Audit-Related Fees are fees related to assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described below. These include agreed upon procedures reports performed for rating agencies and the issuance of comfort letters. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice. All Other Fees are fees related to products and services other than those services reported below under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Fiscal Year Ended July 31,	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
2016*	$27,250	$4,540	$8,195	$0
2017**	$19,000	$6,000	$3,000	$0

*	For fiscal year ended July 31, 2016 “Audit Fees” and “Tax Fees” were paid to EY.
**	For fiscal year ended July 31, 2017 “Audit Fees” and “Tax Fees” were paid to Tait Weller.

The Audit Committee is governed by the Audit Committee Charter, as discussed above. The Fund will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee. The Fund’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods. Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Fund’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chair of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chair must be presented to the full Audit Committee at its next scheduled meeting. All of the audit, audit-related and tax services described above for which the Fund’s independent registered public accounting firm billed the Fund fees for the fiscal years ended July 31, 2016 and July 31, 2017 were pre-approved by the Audit Committee. These were the only services provided by the Fund’s independent registered public accounting firms.

Investment Adviser and Administrator

Cutwater Investor Services Corp. (d/b/a Insight Investment), 200 Park Ave, 7th Floor, New York, NY 10166, serves as the Fund’s investment adviser. BNY Mellon Investment Servicing (U.S.) Inc. provides certain administrative services to the Fund. Insight is a Delaware corporation and is an investment adviser registered under the Investment Advisers Act of 1940. Insight is an indirect wholly-owned subsidiary of The Bank of New York Mellon, which is a New York state-chartered bank that is regulated by the New York Department of Financial Services and is a member of the Federal Reserve System. The Bank of New York Mellon has principal offices at One Wall Street, New York, NY 10286. Bank of New York Mellon Corporation is the parent company of The Bank of New York Mellon.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s executive officers, Trustees and 10% shareholders (collectively, “Reporting Persons”), to file with the SEC and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund’s knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended July 31, 2017, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis, with the exception of two reports on Form 4 which were not filed on a timely basis with respect to share purchases by Ms. Harvey and Ms. Welsh. Each of Ms. Harvey and Ms. Welsh promptly notified the Fund of the share purchases; however, due to administrative oversight the reports were not timely submitted to the SEC.

Security Ownership of Certain Owners

To the Fund’s knowledge, no person owned beneficially 5% or more of the outstanding common shares of the Fund as of the Record Date, except that, based on Schedule 13G filings, the following information with respect to beneficial ownership of more than 5% of the outstanding voting common shares has been reported:

Title of Class	Name and Address	Percentage Ownership of Class	Total Number of Shares
Common Shares of Beneficial Interest	Karpus Management, Inc., d/b/a Karpus Investment Management 183 Sully’s Trail, Pittsford New York, NY 14534	20.60%	1,400,838

Common Shares of Beneficial Interest	First Trust Portfolios L.P.* First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	12.33%	838,191

Common Shares of Beneficial Interest	Rivernorth Capital Management, LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654-7030	10.32%	702,434

*	These entities filed a combined Schedule 13G for the share amount and percentage shown.

Based on Schedule 13D filings, the following information with respect to beneficial ownership of more than 5% of the outstanding voting preferred shares has been reported as of the Record Date:

Title of Class	Name and Address	Percentage Ownership of Class	Total Number of Shares
Variable Rate Munifund Term Preferred Shares	Wells Fargo Municipal Capital Strategies, LLC 420 Montgomery Street San Francisco, CA 94104	100.00%	600

As of the Record Date, Cede & Co. held approximately 99.93% of the outstanding voting shares of the Fund. (Cede & Co. is the nominee name for The Depository Trust Company, a large clearing house that holds shares in its name for banks, brokers and institutions in order to expedite the sale and transfer of stock.)

Each Trustee’s individual shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Fund owned less than 1% of the shares of the Fund.

Shareholder Proposals

All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting of shareholders to be held in 2018 must be received by the Fund no earlier than August 8, 2018 and no later than September 7, 2018. If a shareholder who wishes to present a proposal fails to notify the Fund by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules. All proposals by shareholders of the Fund that are intended to be presented at the Fund’s next annual meeting of shareholders to be held in 2018 must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than June 1, 2018. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws. Shareholder proposals should be addressed to the attention of the Secretary of the Fund at the address of the principal executive offices of the Fund.

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address of the principal executive offices of the Fund. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Other Matters

Neither the Board of Trustees nor management know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

By Order of the Trustees,

Clifford D. Corso, President

Dated September 29, 2017

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

EXHIBIT A

INSIGHT SELECT INCOME FUND

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND

AUDIT COMMITTEE CHARTER

II.    STATEMENT OF POLICY

The primary function of the Audit Committee (the “Committee”) of Insight Select Income Fund and Managed Duration Investment Grade Municipal Fund (the “Funds”) is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent accountants’ responsibility to plan and carry out a proper audit. The functions of the Committee are the sole responsibility of the Committee and may not be allocated to a different committee.

The Committee shall direct the retention of independent accountants and approve in advance all audit and non-audit services of the independent accountants. The Committee shall also review the Funds’ financial reporting process, the system of internal control, its audit process, and its processes, for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics. In performing its duties, the Committee shall maintain effective working relationships with the Board of Trustees, management, the internal auditor and the independent accountants. The Funds will not hire any personnel from independent accountants who have worked in any capacity on the Funds’ audit during the past three (3) years.

III.    ORGANIZATION

The Committee shall be comprised of at least three members, none of whom is an “interested person” of the Funds, as that term is defined in the Investment Company Act of 1940. The Committee shall designate a Chairman by majority vote of the Committee.

Management of the Funds shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall consult as it deems appropriate with personnel and service contractors of the Funds and may engage and direct the Funds to compensate independent counsel, independent accountants or other advisers to independently inquire or investigate matters falling within the scope of this Charter. The Committee shall meet at least once annually to determine the firm to be employed as the Funds’ independent accountants and the proposed terms of such engagement, to discuss and approve the scope of the next year’s audit of the financial statements, and to review the results of the audit for the prior year. The Committee shall meet with the Funds’ independent accountants at least once annually outside the presence of the Funds’ management representatives.

IV.    PRINCIPAL DUTIES

The Committee shall:

1.	Approve in advance and be directly responsible for the appointment, compensation, retention and oversight of the Funds’ independent registered public accounting firm (“independent accountants”) engaged to provide audit and non-audit services for the Funds. The independent accountants will report directly to the Committee. The Committee shall evaluate the independent accountant’s performance, costs, organizational capacity and independence from management; obtain receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Funds consistent with Public Company Accounting Oversight Board Rules and Standards, as currently in effect. The Committee will report to the full Board of Trustees regarding the selection, retention or termination of the independent accountants.

2.	Review with management and the independent accountants the results of annual audits and non-audit services, including:

(a)	The independent accountant’s audit of the Funds’ annual financial statements including footnotes and its report thereon, including any significant audit findings.

(b)	The Funds’ semi-annual financial statements including footnotes.

(c)	The independent accountant’s reasoning in accepting or questioning significant estimates by management.

(d)	The independent accountant’s views as to the adequacy of disclosures in the Funds’ financial statements in relation to generally accepted accounting principles.

(e)	Any serious difficulties or disputes with management or other service contractors encountered during the course of the audit.

(f)	Any significant changes to the audit plan.

(g)	Any proposal that the independent accountants provide any audit or non-audit services to the Funds, its investment adviser or any entity controlling or under common control with the investment adviser.

3.	Review, in consultation, as appropriate, with the independent accountants and the service contractors:

(a)	The adequacy of the internal controls, including computerized information system controls and controls over the daily net asset valuation process (including valuation of securities and fair valuation processes).

(b)	The adequacy of internal controls at service contractors employed on behalf of the Funds including significant comments contained in service contractors auditors’ reports on those controls.

(c)	Findings and recommendations of the independent accountants and reports on internal controls maintained both by the Funds and its service contractors, together with responses of the appropriate management, including the status of previous audit recommendations.

4.	Inquire of management and the independent accountants as to significant tax accounting policies elected by the Funds (including matters affecting qualification under Subchapter M of the Internal Revenue Code) and their effect on amounts distributed and reported to shareholders for Federal tax purposes.

5.	Meet at least annually with the independent accountants in separate executive sessions to discuss any matters that the Committee believes should be discussed privately.

6.	Appoint, and recommend to the Board for approval, an “Audit Committee Financial Expert” who meets the requirements of Item 407(d)(5)(ii) or such other requirements as may be promulgated by the Securities and Exchange Commission, New York Stock Exchange or other relevant regulatory body and to annually review such appointment.

7.	Instruct the independent accountants that they are ultimately accountable to the Board of Trustees and the Committee, as the shareholders’ representatives, and that the Committee has the authority and responsibility to select, evaluate and where appropriate replace the independent accountants.

8.	Approve in advance, any audit and non-audit services performed by the independent accountants on behalf of the Funds, its investment adviser or any entity controlling or under common control with the investment adviser.

9.	Perform a self-assessment and review and reassess the adequacy of this Committee Charter on an annual basis and propose any changes for approval by the Board of Trustees.

10.	Review the internal controls and procedures of the Funds’ administrator and accounting agent on an annual basis.

11.	Review and discuss the Funds’ policies regarding risk assessment and risk management on an annual basis.

12.	It is the authority and the responsibility of the Committee as the Funds’ “Qualified Legal Compliance Committee” to:

(a)	Receive reports of evidence of a material violation by the Funds or any officer, director, employee or agent of the Funds of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a “Material Violation”);

(b)	Inform the Funds’ President (“CEO”) of any report of evidence of a Material Violation, except in circumstances provided in applicable laws or regulations;

(c)	Determine, by majority vote, whether an investigation is necessary regarding any report of evidence of a Material Violation. If it determines an investigation is necessary or appropriate, the Committee will (i) notify the full Board of Trustees, (ii) initiate an investigation, which may be conducted by the CEO or outside attorneys, and (iii) retain expert personnel as the Committee deems necessary;

(d)	At the conclusion of the investigation, the Committee will (i) recommend, by majority vote, that the issuer implement an appropriate response to evidence of a Material Violation, and (ii) inform the CEO and the Board of Trustees of the results of the investigation and the appropriate remedial measures to be adopted;

(e)	Take all other appropriate action, acting by majority vote, including notifying the Securities and Exchange Commission, in the event the issuer fails in any material respect to implement an appropriate response that the Committee has recommended; and

(f)	Adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a Material Violation.

Last Amended: May 10, 2017

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 899 Cassatt Road Berwyn, Pennsylvania on December 6, 2017

Please detach at perforation before mailing.

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
PROXY	ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 6, 2017

PROXY SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned hereby appoints Thomas Stabile and James DiChiaro, each of them proxies, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of Managed Duration Investment Grade Municipal Fund on December 6, 2017 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

MDI_29253_092817_Pref

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on December 6, 2017.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.insightinvestment.com/globalassets/documents/mzf-reports/mzf-annual-proxy-statement-2017

Please detach at perforation before mailing.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED TRUSTEES AND ANY SUBSEQUENT PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:   ☒

Proposal	THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

PREFERRED

1.	Election of Trustees:	FOR	WITHHOLD	FOR ALL
	Class I Nominees, to serve until the 2020 Annual Meeting of Shareholders:	ALL	ALL	EXCEPT

	01. Ellen D. Harvey 02. Suzanne P. Welsh	☐	☐	☐

Class III Nominee, to serve until the 2019 Annual Meeting of Shareholders:
03. Thomas E. Spock

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting and any adjournments thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	MDI 29253	M xxxxxxxx	+

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 899 Cassatt Road Berwyn, Pennsylvania on December 6, 2017

Please detach at perforation before mailing.

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
PROXY	ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 6, 2017

PROXY SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned hereby appoints Thomas Stabile and James DiChiaro, each of them proxies, with full powers of substitution and revocation, to attend the Annual Meeting of Shareholders of Managed Duration Investment Grade Municipal Fund on December 6, 2017 and any adjournments thereof and to vote all shares which the undersigned would be entitled to vote if personally present, upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

If more than one of said proxies or their respective substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

MDI_29253_092817

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on December 6, 2017.

The Proxy Statement and Proxy Card for this meeting are available at:

https://www.insightinvestment.com/globalassets/documents/mzf-reports/mzf-annual-proxy-statement-2017

Please detach at perforation before mailing.

IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF ALL OF THE NOMINATED TRUSTEES AND ANY SUBSEQUENT PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

Proposal	THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

COMMON

1.	Election of Trustees:
	Class I Nominee, to serve until the 2020 Annual Meeting of Shareholders:	FOR	WITHHOLD
	01. Ellen D. Harvey	☐	☐

2.	In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting and any adjournments thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

608999900109999999999

xxxxxxxxxxxxxx	MDI 29253	M xxxxxxxx	+